EXHIBIT 99.1

UNICO AMERICAN CORPORATION RECEIVES NOTIFICATION FROM NASDAQ RELATED

TO DELAYED ANNUAL REPORT ON FORM 10-K

CONTACT: Steven L. Shea

Chief Executive Officer

818/591-9800

Calabasas, CA, April 11, 2022 – On April 6, 2022, Unico American Corporation (NASDAQ: UNAM) (“Unico” or the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) announcing the Company’s receipt of a notice (the “Notice”) from Nasdaq notifying the Company that, because its Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “Form 10-K”) had not been filed with the SEC by the required due date of March 31, 2022, the Company is not in compliance with the periodic filing requirements for continued listing set forth in Nasdaq Listing Rule 5250(c)(1) (the “Rule”). Today the Company issued a press release concerning its receipt of the Notice from Nasdaq.

Under the Nasdaq rules, the Company has 60 calendar days from receipt of the Notice to submit a plan to regain compliance with the Rule. If Nasdaq accepts the Company’s plan, then Nasdaq may grant an exception of up to 180 calendar days from the due date of the Form 10-K to regain compliance. However, there can be no assurance that Nasdaq will accept the Company’s plan to regain compliance or that the Company will be able to regain compliance within any extension period granted by Nasdaq. If Nasdaq does not accept the Company’s plan, then the Company will have the opportunity to appeal that decision to a Nasdaq hearings panel. The notice received from Nasdaq has no immediate effect on the listing or trading of the Company’s shares. However, if the Company fails to timely regain compliance with the Rule, the Company’s securities will be subject to delisting from Nasdaq.

Headquartered in Calabasas, California, Unico American Corporation is an insurance holding company that underwrote property and casualty insurance through its insurance company subsidiary, Crusader; provides property health insurance through its agency subsidiaries; and provided insurance premium financing and membership association services through its other subsidiaries, all of which are wholly owned. Unico was incorporated under the laws of Nevada in 1969.

During the quarter ended September 30, 2021, Unico took actions to cause its subsidiary, Crusader, to enter into runoff. In connection with its runoff, Crusader began to cease writing new and renewal business and to wind down operations that support the writing of insurance policies. Crusader ceased writing any new insurance policies in September 2021 and will no longer renew policies after December 8, 2021. Crusader issues notices of non-renewal in accordance with the California Department of Insurance rules and regulations for its existing in-force policies to terminate such policies at the expiration of the current policy periods. In August 2021, Unico also discontinued its premium financing operations formerly conducted through its subsidiary American Acceptance Corporation.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended (or “the Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (or “the Exchange Act”). In this context, forward-looking statements are not historical facts and include statements about the Company’s plans, objectives, beliefs, and expectations. Forward-looking statements include statements preceded by, followed by, or that include the words “believes,” “expects,” “anticipates,” “seeks,” “plans,” “estimates,” “intends,” “projects,” “targets,” “should,” “could,” “may,” “will,” “can,” “can have,” “likely,” the negatives thereof or similar words and expressions.

Forward-looking statements are only predictions and are not guarantees of future performance. These statements are based on current expectations and assumptions involving judgments about, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the Company’s control. These predictions are also affected by known and unknown risks, uncertainties and other factors that may cause the Company’s actual results to be materially different from those expressed or implied by any forward-looking statement. Many of these factors are beyond the Company’s ability to control or predict. The Company’s actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors. Such factors include, but are not limited to, Unico’s ability to continue to operate as a "going concern;" Unico’s dependence on financial support from Crusader, the principal subsidiary of Unico, substantial historical net losses of Crusader, which may continue in the future; failure to meet minimum capital and surplus requirements of property and casualty insurance companies; Crusader’s inability to declare and pay dividends to Unico because of regulatory prohibitions and decreases in its policyholder surplus; failure to maintain am effective system of internal controls; loss of or dependence on key personnel; lack of business because of the strategic decision to place Crusader into runoff; oversight and ultimate approval by the California Department of Insurance for every significant transaction of Crusader; vulnerability to climate change and significant catastrophic property loss; the impact of the recent coronavirus pandemic; ability to adjust claims accurately; insufficiency of loss and loss adjustment expense reserves to cover future losses; ability to realize deferred tax assets; the negative impact of emerging claim and coverage issues; ability to accurately underwrite risks and charge adequate premium; ability to obtain reinsurance or collect from reinsurers and or losses in excess of reinsurance limits; excess underwriting capacity and unfavorable premium rates; extensive regulation and legislative changes; risk management framework could prove inadequate; reliance on subsidiaries to satisfy obligations, including privacy and data protection laws; changes in interest rates; investments subject to credit, prepayment and other risks; geographic concentration; single operating location; reliance on independent insurance agents and brokers; insufficient reserve for doubtful accounts; litigation; enforceability of exclusions and limitations in policies; difficulty in acquiring necessary data; reliance on information technology systems; systems damage, failures, interruptions, cyber-attacks and intrusions, or unauthorized data disclosures; ability to attract, develop and retain employees and maintain appropriate staffing levels; insolvency, financial difficulties, or default in performance of obligations by parties with significant contracts or relationships; ability to effectively compete; levy assessments by various underwriting pools and programs; maximization of long-term value which may sometimes conflict with short-term earnings expectations; control by a small number of shareholders; difficulty in effecting a change of control or sale of any subsidiaries; limited trading of stock; changes in accounting standards; changes in federal or state tax laws; ability to prevent or detect acts of fraud with disclosure controls and procedures; changes in general economic conditions; no assurance of dividend declaration in the future so returns may be limited to stock value; and significant costs and substantial management time devoted to operating as a public company.

Please see Part I - Item 1A – “Risk Factors” in the Company’s 2020 Annual Report on Form 10-K and Form 10-Q for the quarterly period ended September 30, 2021, as filed with the U.S. Securities and Exchange Commission (“SEC”), as well as other documents the Company files or furnishes with the SEC from time-to-time, for other important risks and uncertainties that could cause the Company’s actual results to differ materially from its current expectations and from the forward-looking statements discussed herein. Because of these and other risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. In addition, these statements speak only as of the date of this press release and, except as may be required by law, the Company undertakes no obligation to revise or update publicly any forward-looking statements, whether as a result of changed circumstances, new information, future events or otherwise, for any reason.

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